THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

                         Option to Purchase Common Stock
                                       of
                          QUIKBIZ INTERNET GROUP, INC.

         THIS CERTIFIES that Graubard Mollen & Miller or any subsequent holder hereof ("Holder"), has the right to purchase from QuikBIZ Internet Group, Inc., a Nevada corporation (the "Company"), up to 180,000 fully paid and nonassessable shares of the Company's common stock, $.002 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York, time the date that is five (5) years after the Date of Issuance (the "Exercise Period").

         Holder agrees with the Company that this Option to Purchase Common Stock of the Company ("Option") is issued, and all rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

         1.       Date of Issuance and Term.
                  -------------------------

         This Option shall be deemed to be issued on June 23, 2000 (" Date of Issuance"). The term of this Option is five (5) years from the Date of Issuance.

         2.       Exercise.
                  --------

         (a) Manner of Exercise. During the Exercise Period, this Option may be exercised as to all or any lesser number of full shares of Common Stock covered hereby (the "Option Shares") upon surrender of this Option, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Option is exercised, at the office of the Company, Attention: David B. Bawarsky, Chief Executive Officer, 6801 Powerline Road, Ft. Lauderdale, Florida 33309; Telephone: (954) 970-3553,

Facsimile: (954) 739-0708, or at such other office or agency as the Company may designate in writing, by overnight mail. An advance copy of the Exercise Form shall be sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Option").

         (b) Date of Exercise. The "Date of Exercise" of the Option shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Option and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

         (c) Cancellation of Option. This Option shall be canceled upon the Exercise of this Option, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Option, and if this Option is not exercised in full, Holder shall be entitled to receive a new Option (containing terms identical to this Option) representing any unexercised portion of this Option in addition to such Common Stock.

         (d) Holder of Record. Each person in whose name any Option for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Option, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Option. Nothing in this Option shall be construed as conferring upon Holder any rights as a stockholder of the Company.

         3.       Payment of Option Exercise Price.
                  --------------------------------

         The exercise price ("Exercise Price") shall equal $0.75 per share ("Initial Exercise Price") or, if the Date of Exercise is more than six (6) months after the Date of Issuance, the lesser of (i) the Initial Exercise Price or (ii) the "Lowest Reset Price," as that term is defined below. The Company shall calculate a "Reset Price" on each six-month anniversary date of the Date of Issuance which shall equal one hundred percent (100%) of the lowest Closing Price of the Company's Common Stock for the five (5) trading days ending on such six- month anniversary date of the Date of Issuance. The "Lowest Reset Price" shall equal the lowest Reset Price determined on any six-month anniversary date of the Date of Issuance preceding the Date of Exercise, taking into account, as appropriate, any adjustments made pursuant to Section 5 hereof.

         Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

          (i)  Cash Exercise: cash, bank or cashiers check or wire transfer; or

          (ii) Cashless Exercise: subject to the last sentence of this Section 3, surrender of this Option at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                  X = Y (A-B)/A

where:    X = the number of shares of Common Stock to be issued to Holder.
          Y = the number of shares of Common Stock for which this Option is being exercised. A = the Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Price" shall be defined as the average Closing Price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Option (the "Average Closing Price"), as reported by the O.T.C. Bulletin Board or the Nasdaq SmallCap Market, or if the Common Stock is not traded on the O.T.C. Bulletin Board or Nasdaq SmallCap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Options. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the Closing Price for the last trading day shall be deemed to be the Closing Price for any and all (if applicable) days during such five (5) trading day period. B = the Exercise Price.

         For purposes hereof, the term "Closing Price" shall mean the closing price on the O.T.C. Bulletin Board, the National Market System ("NMS"), the New York Stock Exchange, the Nasdaq SmallCap Market, or if no longer traded on the O.T.C. Bulletin Board, the NMS, the New York Stock Exchange or the Nasdaq SmallCap Market, the "Closing Price" shall equal the closing price on the principal national securities exchange or the over- the-counter system on which the Common Stock is so traded and, if not available, the mean of the high and low prices on the principal national securities exchange on which the Common Stock is so traded.

         For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Option in a cashless exercise transaction shall be deemed to have been acquired at the time this Option was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Option in a cashless exercise transaction shall be deemed to have commenced on the date this Option was issued.

         4.       Transfer and Registration.
                  -------------------------

         (a) Transfer Rights. Subject to the provisions of Section 8 of this Option, this Option may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Option properly completed and endorsed. This Option shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Option or Options as to the portion of this Option transferred, and Holder shall be entitled to receive a new Option as to the portion hereof retained.

         (b)      Registration Under Securities Act of 1933.

         (i) Piggyback Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act of 1933, as amended ("Securities Act") (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon reclassification, upon a business combination involving an exchange of securities or upon exchange offer for securities of the issuer or another entity)(a "Piggyback Registration Statement"), the Company shall cause to be included in such Piggyback Registration Statement all of the Common Stock issuable upon the exercise of this Option ("Registrable Securities") to the extent such inclusion does not violate the registration rights of any security holder of the Company granted prior to the date hereof. Nothing herein shall prevent the Company from withdrawing or abandoning the Piggyback Registration Statement prior to its effectiveness. In the event that the Piggyback Registration Statement is for a primary underwritten offering, the managing underwriter thereof shall be entitled to effect customary underwriter cutbacks, but only if inclusion of the full amount of the Registrable Securities would have a materially adverse effect on such underwriting, and provided that the Holder's cutback is no more, on a pro rata basis, than any other cutback.

         (ii) Demand Registration. The Company, upon written demand ("Initial Demand Notice") of the Holder(s) of at least 51% of the Options and/or the underlying shares of Common Stock ("Majority Holders"), agrees to register on one occasion, and at the Holder's sole cost and expense, all or any portion of the Registrable Securities requested by the Majority Holders in the Initial Demand Notice. On such occasion, the Company will file a registration statement covering the Registrable Securities within sixty days after receipt of the Initial Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The Company covenants and agrees to give written notice of its receipt of any Initial Demand Notice by any Holder(s) to all other registered Holders of the Option Shares within ten days from the date of the receipt of any such Initial Demand Notice.

         (iii)    Indemnification.

                  (A) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holder(s) and each person, if any, who controls the Holder(s) within the meaning of the Securities Act and/or the Securities Exchange Act of 1934, as amended ("Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which the Holder(s) or such controlling person may become subject, under the Securities Act, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement in which the Registrable Securities are included or (B) in any blue sky application or other document executed by the Company specifically for blue sky purposes or based upon any other written information furnished by the Company or on its behalf to any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission by the Company to state in any registration statement for the Registrable Securities or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Holder(s) and each such controlling person for any legal or other expenses reasonably incurred by the Holder(s) or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information regarding the Holder(s) which is furnished to the Company by the Holder(s) for inclusion in any registration statement for the Registrable Securities or any such Blue Sky Application ("Non-Indemnity Events").

                      (B) Indemnification by the Holder(s). The Holder(s) agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Securities Act, Exchange Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Non-Indemnity Event; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action provided that such loss, claim, damage or liability is found ultimately to arise out of or be based upon any Non-Indemnity Event.

                  (C) Procedure. Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 4(b)(iii), notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve the indemnifying party from any liability under this Section 4(b)(iii) as to the particular item for which indemnification is then being sought (if such failure materially prejudices the indemnifying party), but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4(b)(iii) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

                  (D) Contribution. If the indemnification or reimbursement provided for hereunder is finally judicially determined by a court of competent jurisdiction to be unavailable to an indemnified party (other than as a consequence of a final judicial determination of willful misconduct, bad faith or gross negligence of such indemnified party), then the indemnifying party agrees, in lieu of indemnifying such indemnified party, to contribute to the amount paid or payable by such indemnified party (i) in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by indemnifying party on the one hand and by such indemnified party on the other or (ii) if, but only if, the allocation provided in clause (i) of this sentence is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of indemnifying party and of such Indemnified Party; provided, however, that in no event shall the aggregate amount contributed by a Holder exceed the profit, if any, earned by such Holder(s) as a result of the exercise by Holder(s) of the Options and the sale by Holder(s) of the underlying Option Shares.

                  (E) Equitable Considerations. The Company and the Holder(s) agree that it would not be just and equitable if contribution pursuant to this
Section 4(b)(iii) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.

                  (F) Attorneys' Fees. The amount payable by a party under this
Section 4(b)(iii) as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim (including, without limitation, fees and disbursements of counsel incurred by an indemnified party in any action or proceeding between the indemnifying party and indemnified party or between the indemnified party and any third party or otherwise).

         (iv) Exercise of Options. Nothing contained in this Option shall be construed as requiring the Holder to exercise its Options.

         (v) Exclusivity. The Company shall not permit the inclusion of any securities other than the Registrable Securities to be included in any registration statement filed pursuant to Section 4(b)(ii) hereof without the prior written consent of the Holders of the Registrable Securities.

         (vi) Documents to be Delivered by Holder. The Holder shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling security holders.

         5.       Anti-Dilution Adjustments.
                  -------------------------

         (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Option after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive, upon Exercise of this Option, in addition to the number of shares of Common Stock as to which this Option is exercised, such additional shares of Common Stock as such Holder would have received had this Option been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted as necessary to reflect the increase in the number of shares as to which this Option is being exercised.

         (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock that Holder shall be entitled to purchase upon Exercise of this Option shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

         (c) Distributions. If the Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding years) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Option, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets that Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Option been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.

         (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity, or if there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Option shall be exercisable into such class and type of securities or other assets as Holder would have received had Holder exercised this Option immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

         (e) Exercise Price Adjusted. As used in this Option, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Option, until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.0l or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.0l or more. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price in relation to the split adjusted and distribution adjusted price of the Common Stock. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

         (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, Holder shall, upon Exercise of this Option, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

         6.       Fractional Interests.
                  --------------------

         No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Option, but on Exercise of this Option, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Option, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

         7.       Reservation of Shares.
                  ---------------------

         The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Option and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Option, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

         8        Restrictions on Transfer.
                  ------------------------

         (a) Registration or Exemption Required. This Option has been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Option and the Common Stock issuable upon the Exercise of this Option may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

         (b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Option, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Option shall be assigned and the respective number of Options to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Option or Options of like tenor and terms for the appropriate number of shares.

         9.       Benefits of this Option.
                  -----------------------

         Nothing in this Option shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Option and this Option shall be for the sole and exclusive benefit of the Company and Holder.

         10.      Applicable Law.
                  --------------

         This Option is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Nevada, without giving effect to conflict of law provisions thereof.

         11.      Loss of Option.
                  --------------

         Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Option, if mutilated, the Company shall execute and deliver a new Option of like tenor and date.

         12.      Notice or Demands.
                  -----------------

         Notices or demands pursuant to this Option to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the
Attention: David B. Bawarsky, Chief Executive Officer, 6801 Powerline Road, Ft. Lauderdale, Florida 33309; Telephone: (954) 970-3553, Facsimile: (954) 739-0708.
Notices or demands pursuant to this Option to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by Holder, to the attention of: David Alan Miller, Graubard Mollen & Miller, 600 Third Avenue, New York, New York 10016; telephone: (212) 818-8800.

         IN WITNESS WHEREOF, the undersigned has executed this Option as of the 23rd day of June, 2000.

                                      QUIKBIZ INTERNET GROUP, INC.


                                     By:_________________________________
                                        David B. Bawarsky
                                        Chief Executive Officer

                                    EXHIBIT A

                            EXERCISE FORM FOR OPTION

                        TO: QUIKBIZ INTERNET GROUP, INC.

         The undersigned hereby irrevocably exercises the right to purchase _____________ of the shares of Common Stock (the "Common Stock") of QUIKBIZ INTERNET GROUP, INC., a Nevada corporation (the "Company"), evidenced by the attached Option (the "Option"), and herewith makes payment of $_________ (at the rate of $________ per share of Common Stock) in payment of the exercise price in accordance with the conditions and provisions of said Option.

         $__________ of the exercise price is being paid in cash.

         $__________ of the exercise price is being paid by surrender of a portion of the Option pursuant to Section 3 thereof.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Option, except in accordance with the provisions of Section 8(a) of the Option.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a Option representing any unexercised portion hereof be issued, pursuant to the Option in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:

-------------------------------------------------------------------------------
                                    Signature

-------------------------------------------------------------------------------
                                   Print Name

-------------------------------------------------------------------------------
                                     Address

-------------------------------------------------------------------------------


NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Option in every particular, without alteration or enlargement or any change whatsoever.

-------------------------------------------------------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Option)

FOR VALUE RECEIVED, the undersigned holder of the attached Option (the "Option") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of QUIKBIZ INTERNET GROUP, INC., evidenced by the attached Option and does hereby irrevocably constitute and appoint _________________________ attorney to transfer the said Option on the books of the Company, with full power of substitution in the premises.

Dated:                                 ____________________________________
                                                Signature

Fill in for new registration of Option:

----------------------------------------------
             Name

----------------------------------------------
             Address

----------------------------------------------
Please print name and address of assignee
(including zip code number)

-------------------------------------------------------------------------------

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Option in every particular, without alteration or enlargement or any change whatsoever.

-------------------------------------------------------------------------------